SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 11, 2016

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01                   Regulation FD Disclosure

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is a presentation that Zynerba Pharmaceuticals, Inc. will use at the J.P. Morgan 34th Annual Healthcare Conference in San Francisco, California on January 11, 2016 through January 14, 2016, and may use from time to time in other presentations or discussions with investors, analysts and other parties.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                   Financial Statements and Exhibits

(d)                   Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Zynerba Pharmaceuticals, Inc. Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYNERBA PHARMACEUTICALS, INC.

Date: January 11, 2016	By:	/s/ Suzanne Hanlon
		Name:	Suzanne Hanlon
		Title:	Secretary, General Counsel and Vice President, Human Resources

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Zynerba Pharmaceuticals, Inc. Presentation.